================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2005


                            ------------------------


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


                            ------------------------


        Cayman Islands                  1-10809             98-0191089
(State or other jurisdiction         (Commission         (I.R.S. Employer
      of incorporation)              File Number)       Identification No.)

             XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (441) 292 8515

                                 Not Applicable
          (Former name or former address, if changed since last report)

                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

Item 7.01. Regulation FD Disclosure.

     The following information is being furnished under Item 7.01, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     As contemplated by the Second Amended and Restated Agreement for the Sale and Purchase of Winterthur International, dated February 15, 2001, as amended (the "SPA"), on February 3, 2005, both XL Insurance (Bermuda) Ltd ("XLI") and Winterthur Swiss Insurance Company ("Winterthur") submitted their respective proposed amounts for the independent actuarial process. The independent actuarial process is a "baseball-type" determination process, whereby either XLI's submitted number or Winterthur's submitted number will be the actual final seasoned amount, depending upon which number is closest to the number developed by the independent actuary. XLI's submission was developed with the support of leading third-party actuarial, accounting and claims advisors. This process was commenced because the parties were unable to come to an agreement as to the amount of the payments that are due under the SPA. XL Capital Ltd will discuss this process further on its earnings call to be held on February 10, 2005.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 4, 2005

                               XL CAPITAL LTD
                                (Registrant)


                               By:   /s/ Fiona Luck
                                     -----------------------------
                                     Name:  Fiona Luck
                                     Title: Executive Vice President,
                                            Global Head of Corporate Services &
                                            Assistant Secretary